UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2017

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Main Street, Suite 3000, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.             Entry into a Material Definitive Agreement.

On May 25, 2017, Sanchez Energy Corporation (the “Company”) entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Citigroup Global Markets Inc., BMO Capital Markets Corp., Capital One Securities, Inc., RBC Capital Markets, LLC and SunTrust Robinson Humphrey, Inc. (each a “Sales Agent” and collectively, the “Sales Agents”). Pursuant to the Equity Distribution Agreement, the Company may sell from time to time through the Sales Agents shares of common stock (the “Shares”) having an aggregate offering price of up to $75,000,000 (the “Offering”). The Shares to be sold in the Offering are registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (File No. 333-210319). Sales of the Shares, if any, will be made by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415(a)(4) of the Securities Act, including, without limitation, sales made directly on the New York Stock Exchange, on any other existing trading market for the Shares or to or through a market maker or as otherwise agreed by the Company and the Sales Agents. A legal opinion related to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Under the terms of the Equity Distribution Agreement, the Company may also sell Shares from time to time to a Sales Agent as principal for its own account at a price to be agreed upon at the time of sale. Any sale of Shares to a Sales Agent as principal would be pursuant to the terms of a separate terms agreement between the Company and the Sales Agent.

The foregoing description is a brief summary of the Equity Distribution Agreement and does not purport to be a complete statement of the parties’ rights and obligations under the Equity Distribution Agreement. The foregoing description is qualified in its entirety by reference to the full text of the Equity Distribution Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1

Equity Distribution Agreement, dated as of May 25, 2017, among Sanchez Energy Corporation, Citigroup Global Markets Inc., BMO Capital Markets Corp., Capital One Securities, Inc., RBC Capital Markets, LLC and SunTrust Robinson Humphrey, Inc.

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP as to the legality of the securities.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: May 25, 2017	By:	/s/ Howard J. Thill
Howard J. Thill
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1

Equity Distribution Agreement, dated as of May 25, 2017, among Sanchez Energy Corporation, Citigroup Global Markets Inc., BMO Capital Markets Corp., Capital One Securities, Inc., RBC Capital Markets, LLC and SunTrust Robinson Humphrey, Inc.

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP as to the legality of the securities.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).